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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) October 10, 2003
                                                        ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                  04-3510455
      --------                      ---------                ----------
(State or other jurisdiction of    (Commission              (IRS Employer
     incorporation)                File Number)             Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

      On October 10, 2003, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced it expected to issue its first quarter earnings release on October 22, 2003. The Company will conduct a conference call at 10:00 a.m. on October 23, 2003 to discuss third quarter results. Instructions on how to access the call and an investor presentation that will supplement the call were contained in the press release. A copy of the Company's press release dated October 10, 2003 is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

        (a) Financial Statements of Businesses Acquired: Not applicable

        (b) Pro Forma Financial Information: Not applicable

        (c) Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated October 10, 2003





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BERKSHIRE HILLS BANCORP, INC.


Dated: October 15, 2003                By: /s/ Wayne F. Patenaude
                                           -------------------------------------
                                           Wayne F. Patenaude
                                           Senior Vice President, Treasurer
                                           and Chief Financial Officer